UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2023

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LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-38545	82-2196021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 E. McKinney Street, Suite 1000 Dallas, Texas		75202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

 _______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

On March 24, 2023, Landsea Homes Corporation (“Landsea” or the “Company”) filed a petition in the Delaware Court of Chancery under Section 205 of the DGCL (the “Petition”) to (1) validate and declare effective the Company’s Second Amended and Restated Certificate of Incorporation (the “New Certificate of Incorporation”), including the filing and effectiveness thereof; (2) validate and declare effective the shares of the Company’s common stock, par value $0.0001, and other securities issued in reliance on the validity of the Certificate of Incorporation; and (3) resolve potential uncertainty with respect to the Company’s authorized share capital introduced by the Delaware Court of Chancery’s recent decision in Garfield v. Boxed, Inc., 2022 WL 17959766 (Del. Ch. Dec. 27, 2022) (the “Boxed Decision”). Out of an abundance of caution, the Company has elected to pursue the remedial actions described below. Concurrently with the filing of the Petition, the Company filed a motion to expedite the hearing on the Petition, which was subsequently granted on March 28, 2023, as described below.

Background

On December 14, 2020, the SPAC predecessor to the Company, held a special meeting of stockholders (the “Special Meeting”) to approve a merger (the “Merger”) whereby the Company would merge with its SPAC predecessor. One of the proposals at the Special Meeting was to amend the Company’s Amended and Restated Certificate of Incorporation (the “Old Certificate of Incorporation”) to increase the number of authorized shares of Class A common stock from 115 million shares to 500 million shares, inclusive of a conversion of the Class B common stock into Class A common stock and an increase in the Class A common stock from 100 million to 500 million (the “Share Increase Amendment”). Approval of the Share Increase Amendment and New Certificate of Incorporation required an affirmative vote of a majority of the outstanding shares of the Class A common stock and Class B common stock voting together as a single class. Both the Share Increase Amendment and New Certificate of Incorporation passed receiving an affirmative vote of a majority of Class A and Class B common stock voting together as a single class (including receiving the affirmative vote of a majority of Class A common stock then outstanding). As a result, the Company believed in good faith that the Share Increase Amendment and New Certificate of Incorporation had received the requisite stockholder vote. After the Special Meeting, the Merger closed pursuant to which the Company became publicly traded, and the New Certificate of Incorporation became effective.

The Boxed Decision called into question the Company’s good faith belief that the voting procedure used to adopt the New Certificate of Incorporation and Share Increase Amendment were valid under Delaware law. In the Boxed Decision, the Court interpreted a SPAC’s charter substantially similar to Landsea’s Old Certificate of Incorporation—as creating two classes of common stock instead of two series, such that any charter amendment to increase the number of authorized shares of Class A common stock would require a separate Class A vote under Section 242(b)(2) of the Delaware General Corporation Law (the “DGCL”).

The recent ruling by the Delaware Court of Chancery in the Boxed Decision introduces uncertainty as to whether Section 242(b)(2) of the DGCL required the Share Increase Amendment and New Certificate of Incorporation to be approved by separate votes of the majority of the Company’s then-outstanding shares of Class A common stock and Class B common stock under the Old Certificate of Incorporation. The Company has been operating in good faith with the understanding that stockholders validly approved the Share Increase Amendment and New Certificate of Incorporation at the Special Meeting. In light of the Boxed Decision, however, to resolve potential uncertainty with respect to the Company’s authorized share capital, the Company has filed a petition in the Delaware Court of Chancery under Section 205 of the DGCL to seek validation of the Charter Amendment Proposals. Section 205 of the DGCL permits the Delaware Court of Chancery, in its discretion, to ratify and validate corporate acts.

Hearing Date

On March 28, 2023, the Court of Chancery granted the motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for April 13, 2023 at 9:15 a.m. Eastern Time in the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As required by the Court of Chancery, the Company is filing the Petition with this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1.

This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholders of the Company may (i) appear at the hearing or (ii) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Landsea Homes Corp., C.A. No. 2023-0362-LWW (Del. Ch.), in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, Kevin M. Gallagher and Spencer V. Crawford, Richards Layton & Finger PA, at gallagher@rlf.com and crawford@rlf.com.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this Form 8-K that are not historical facts are forward-looking statements and include, for example, statements with respect to the pending Section 205 proceeding referred to above. Such forward-looking statements involve known and unknown risks and uncertainties, and the Company’s actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included herein are based on the Company’s current expectations. These statements are not guarantees of future performance. Important assumptions and other important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to obtain the requested relief in the Section 205 proceeding and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in the Company’s other filings with the SEC. The Company disclaims any obligation or undertaking to update, supplement or revise any forward-looking statements contained in this Item 8.01. Given these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Petition of Landsea Homes Corporation Pursuant to 8 Del. C. § 205.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: March 30, 2023	By:	/s/ Franco Tenerelli
Name: Franco Tenerelli
Title: Executive Vice President, Chief Legal Officer and Secretary